Summary of Significant Accounting Policies - Other Income (Deductions) (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Change in COLI policies	$ 6,600	$ 700	$ 9,770
Interest income	924	485	194
Pipe replacement costs	(2,680)	(4,761)	(5,024)
Miscellaneous income and (expense)	(433)	(1,836)	(1,090)
Total other income (deductions)	$ 4,411	$ (5,412)	$ 3,850